Supplement to Milestone VUL-G Prospectus
Supplement dated September 28, 2018
to Prospectus dated May 1, 2018 as supplemented

The bulleted list found under Accelerated Death Benefit for Chronic Illness Rider under the section titled SUPPLEMENTAL BENEFITS (RIDERS) is replaced with the following:

●	is unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

● has a severe cognitive impairment that requires substantial supervision to ensure the health and safety of the Insured and others.

The following disclosure is added to Appendix B: State Variations.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
California	Accelerated Death Benefit for Chronic Illness Plus Rider	This rider is not available in California.
See "Accelerated Death Benefit for Terminal Illness Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The third sentence under the first paragraph of the Accelerated Death Benefit for Terminal Illness Rider is replaced with the following:

The benefit, which may only be taken as a single sum, allows an Owner to access up to 50% percent of the Death Benefit (subject to a $500,000 maximum) under the Policy in advance if a licensed physician (as defined in the rider) certifies that the Insured is terminally ill with less than 12 months to live.

Connecticut	See "Accelerated Death Benefit for Chronic Illness Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The bulleted list found under Accelerated Death Benefit for Chronic Illness Rider is replaced with the following:

●    being permanently unable to perform (without Substantial Assistance from another person) at least two Activities of Daily Living due to a loss of functional capacity, or requiring Substantial Supervision to protect himself or herself from threats to health and safety due to Severe Cognitive Impairment; and

●    having been confined for at least six months, because of such chronic illness, in his or her place of residence or in an institution that provides necessary care or treatment of an injury, illness or loss of functional capacity; and

●  having to remain confined in such place of residence or institution until death.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Connecticut	See "Accelerated Death Benefit for Chronic Illness Plus Rider" under the section titled SUPPLEMENTAL BENEFITS (RIDERS)
The bulleted list found under Accelerated Death Benefit for Chronic Illness Plus Rider is replaced with the following:

●    is certified by a licensed health care practitioner (as defined in the rider), during the prior 12-month period, as being permanently unable to perform (without Substantial Assistance from another person) at least two Activities of Daily Living due to a loss of functional capacity, or requiring Substantial Supervision to protect himself or herself from threats to health and safety due to Severe Cognitive Impairment; and

●    having been confined for at least six months, because of such chronic illness, in his or her place of residence or in an institution that provides necessary care or treatment of an injury, illness or loss of functional capacity; and

●  having to remain confined in such place of residence or institution until death; and

●  is annually recertified by a licensed health care practitioner residing and practicing in the U.S. to continue receiving benefits.